2020 Annual Stockholders Meeting

2 Cautionary Note Regarding Forward-Looking Statements These investor presentation slides contain forward-looking statements within the meaning of the federal securities laws. Such forward-looking statements include all statements other than statements of historical fact, including forecasts of trends. These forward-looking statements are inherently difficult to predict. Actual results could differ materially for a variety of reasons, including the duration of the COVID-19 pandemic and ultimate impact that it has on our business, the amount and timing of our capital expenditures, the results of our ongoing review of strategic initiatives, adverse tax, regulatory or legal developments, competition, and any inability to raise capital or borrow funds in a timely manner or on acceptable terms. Other risks and uncertainties include, among others, the inherent risks associated with the businesses that Medici Ventures and tZERO are pursuing, including whether tZERO's joint venture with Box Digital Markets, LLC will be able to achieve its objectives and the timing for doing such, the effects of the departure of key business personnel, our continually evolving business model, and difficulties we may have with our infrastructure, our fulfillment partners or our payment processors, including cyber-attacks or data breaches affecting us or any of them, and difficulties we may have with our search engine optimization results. More information about factors that could potentially affect our financial results is included in our Form 10-K for the year ended December 31, 2019, which was filed with the Securities and Exchange Commission on March 13, 2020, in our Form 10-Q for the quarter ended March 31, 2020, which was filed with the Securities and Exchange Commission on May 7, 2020, and in our subsequent filings with the Securities and Exchange Commission. The Form 10-K, Form 10-Q, and our subsequent filings with the Securities and Exchange Commission identify important factors that could cause our actual results to differ materially from those contained in or contemplated by our projections, estimates and other forward-looking statements. Forward-looking statements speak only as to the date they are made. The Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made. The Company disclaims any intent or obligation to update these forward-looking statements.

3 Agenda 1. Welcome and Call to Order 2. Introductions 3. Pre-voting Notices 4. Proposals 1 – 4 5. Closing of Polls 6. Preliminary Report of Voting Results 7. Adjournment of Meeting 8. Business Presentation 9. Q&A

4 Allison Abraham Jonathan Johnson, III Barclay Corbus Joseph Tabacco, Jr. Robert Shapiro Chairwoman of the Director & CEO Director Director Director Board of Directors

5 Jonathan Johnson, III David Nielsen Adrianne Lee Carter Lee Meghan Tuohig Director & CEO President Chief Financial Officer Chief Administrative Officer Chief People Officer Mark Baker Ronald Hilton JP Knab Krista Mathews Joel Weight Chief Product Officer Chief Sourcing & Chief Marketing Officer Chief Customer Officer Chief Technology Officer Operations Officer

6 Barclay Corbus Jonathan Johnson, III Robert Shapiro Chairman of the Board Director & President Director Jeremy Smith Stanton Huntington Tiffany Smith Alexis Callahan Chief Technology Officer General Counsel Controller Director of Investor Relations

7 Jonathan Johnson, III Saum Noursalehi Barclay Corbus Christopher Campbell Chairman of the Board Director & CEO Director Director Amit Goyal Joel Quall Alan Konevsky Chief Technology Officer Chief Financial Officer Chief Legal Officer

8 Eric Denning Douglas Ives E. Glen Nickle External Auditor Inspector of Elections General Counsel & Corporate Secretary

9 Agenda 1. Welcome and Call to Order 2. Introductions 3. Pre-voting Notices 4. Proposals 1 – 4 5. Closing of Polls 6. Preliminary Report of Voting Results 7. Adjournment of Meeting 8. Business Presentation 9. Q&A

10 Organizational Update in Current Environment . Overstock continues to operate well in this environment . QTD retail sales up over 130% YoY . 100% work from home . We are hiring . Overstock model optimally positioned . Our retail core products are increasingly in demand . Online-only retail platform remains accessible . Partner-based, drop-ship retail model is well suited to current environment . Our blockchain businesses are solving problems exacerbated by the pandemic . Our equity routing business is benefitting from increased volatility

11 Retail Industry Landscape Shifting in our Favor Overall retail Brick and mortar industry decline decline by ~50% Online penetration of Home Furnishings by ~30% due to as sales shift to ~42% during shutdown vs. 23% prior3 COVID-191 e-commerce2 3 Furniture & Home Furnishings U.S. Online Penetration COVID-19 50% 42.0% 40% 30% 20% 22.6% 19.7% 17.9% 15.5% 10% 13.3% 11.1% 6.7% 7.8% 9.5% 5.7% 0% 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 Sources: Data combined from the following sources: 1 NPD, NRF and eMarketer; 2 NRF, CommonThreadCo.com and eMarketer; 3 NRF, CommonThreadCo.com and eMarketer

12 New Retail Customers Buying Core Products . New customer growth of 85% YTD . Home furnishings are outsized beneficiary New Customer YoY Growth Sales Mix of Home Furnishings 300% 100% 89.7% 90% 85.5% 85.6% 86.7% 86.2% 250% 80% 200% 70% 60% 150% 50% 100% 40% 50% 30% 20% 0% 10% -50% 0% FY 2019 Jan 1 - Mar 12 Mar 13 - Mar 31 Apr 1 - May 10 2019 Q1 '19 Q1 '20 Q2TD'19 Q2TD'20 Note: Sales Mix is shown as a percentage of GMS (gross merchandise volume), is calculated as the amount paid by customers for products (and shipping), measured at the time of order, after coupons and discounts, without reductions for estimated returns. YTD is for the period January 1 through May 10. Q2TD is for the period April 1 through May 10.

13 Resulting in Strong Retail Results and Outlook . QTD retail sales grew over 130% vs. prior year . New customers increased by 260% over same period . Early indications suggest continued strong performance throughout May Sales Growth 150% 130%+ 130% 110% 90% National Emergency 70% Declared: March 13 50% 30% 20% 10% (10%) (6%) (30%) (21%) (50%) FY 2019 Jan 1 - Mar 12 Mar 13 - Mar 31 Apr 1 - May 10 Note: Sales growth reflects year-over-year growth in GMV (gross merchandise volume), calculated as the amount paid by customers for products (and shipping), measured at the time of order, after coupons and discounts, without reductions for estimated returns

14 Current Environment and Organizational Challenges . Near-term challenges: . Customer service channels beyond capacity . Social distancing guidelines at warehouses . Carriers maxed out . Market volatility . Longer-term uncertainty remains: . Economic outlook . Partner capital constraints . Carrier interruptions . Non-essential business status . Capital markets

15 Overstock Retail Update: 2020 Focus Product Findability Smart Value Easy Delivery + Support . Enhance mobile web experience . Clarify promotional price . Optimize ML delivery models . Refine ML model for better messaging . Position inventory for fastest site search relevancy . Transform promotional model delivery . Improve new product content . Further reduce logistics costs . Improve customer support self-service experience . Launched “free shipping on everything” initiative in response to COVID-19

16 tZERO Update: Priorities Assets Liquidity Experience Trade more high-quality digital Enhance liquidity for digital securities Create a world class experience for securities on the tZERO ATS on our platform digital securities . Tokenize additional assets . Execute OSTKO digital dividend . Trade digital securities in tZERO app . Support 3rd-party issuance protocols . Integrate additional broker-dealers . Support crypto trading on web platform . Enhance issuer token administration . Launch tZERO Markets and BSTX

17 Medici Ventures Update: Progress Blockchain businesses are working to solve pandemic-exacerbated issues SSI – Health Records Voting Supply Chain Digital Currency

18 Dividend Update – OSTKO Timeline: . Declaration date – April 6 ✓ . Ex-dividend date – April 24 ✓ . Record date – April 27 ✓ . Distribution date – May 19 Benefits to shareholders: . Face value: worth the open market trading price . Preferential right to dividends when declared ($0.16/share last 3 years) . Increases participation and long-term liquidity on the tZERO platform . FAQ page: www.overstock.com/dividend

19 Sailing of the Ship . Q3’19 and Q4’19: Righting the ship . Q1’20: Execution . Now: We are sailing well (even in choppy waters) . Overstock is a tech company at its core: . Retail: machine learning and artificial intelligence . Medici Ventures and tZERO: blockchain technology

2020 Annual Stockholders Meeting